STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

State Street Premier Growth Equity V.I.S. Fund

Supplement dated July 27, 2017

to the Statement of Additional Information (“SAI”)

dated April 30, 2017

William D. Sandow will join David B. Carlson as a co-portfolio manager for the State Street Premier Growth Equity V.I.S. Fund on September 1, 2017. Accordingly, effective September 1, 2017, the SAI is revised as follows:

In the sub-section entitled “Portfolio Managers – Other Accounts Managed” within the section entitled “Management of the Company” beginning on page 78 of the SAI, the following is added to and supplements the information in the table regarding other accounts managed by the portfolio managers of the State Street Premier Growth Equity V.I.S. Fund:

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Premier Growth Equity Fund

William D. Sandow†	3 Other Registered Investment Companies with $325.1 million in total assets managed.[1]	0 Other Pooled Investment Vehicles with $0 in total assets managed.[1]	2 Other Accounts with $28.5 million in total assets managed.[1]	None

†	Information for Mr. Sandow is provided as of June 30, 2017.
[1]	Asset amounts include only the portion of each account’s total assets for which the identified portfolio manager is primarily responsible for the day-to-day management.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE